Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of March 3, 2015, by and between TetraLogic Pharmaceuticals Corporation, a Delaware corporation, with offices located at 343 Phoenixville Pike, Malvern, PA 19355 (the “Company”), and the investor that is a signatory to this Agreement (the “Investor”).

WHEREAS, on  June 23, 2014, the Company issued certain 8.00% Convertible Senior Notes due 2019 (the “Notes”) to certain investors, which Notes are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with that certain indenture, dated June 23, 2014, by and between the Company and U.S. Bank National Association, as trustee (the “Indenture”).

WHEREAS,  the Investor currently beneficially owns and wishes to exchange such aggregate principal amount of Notes as set forth below the Investor’s name on its signature page attached hereto (the “Investor Notes”).

WHEREAS, the Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Investor shall exchange the Investor Notes plus all accrued but unpaid interest through the date of the Exchange (as defined below), for such number of shares of Common Stock as set forth below the Investor’s name on its signature page attached hereto (the “Exchange Shares”) in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

1.	EXCHANGE OF INVESTOR NOTES.

(a) On the Closing Date (as defined below), the Investor shall, and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Investor Notes for the Exchange Shares, without the payment of any additional consideration (the “Exchange”), as follows:

(i) In exchange for the Investor Notes, on the Closing Date, the Company shall cause American Stock Transfer & Trust Company LLC (“Transfer Agent”) to credit the Exchange Shares to the Investor’s or its designee’s account in accordance with the instructions set forth below the Investor’s name on its signature page attached hereto on the books and records of the Company kept by the Transfer Agent.

(ii) The Investor shall deliver or cause to be delivered to the Company (or its designee) for cancellation the Investor Notes through the facilities of The Depository Trust Company.

(iii) Promptly following the receipt of the Investor Notes, the Company shall surrender such Investor Notes to U.S. Bank National Association for cancellation in accordance with the provisions of the Indenture.

(iv) The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

(b) The consummation of the Exchange and other transactions contemplated hereunder shall take place as soon as possible following the date hereof on a date mutually agreed to by the parties following completion of all formalities required with the Transfer Agent, Trustee and Depository Trust Company for the Exchange and confirmation of the listing of the Exchange Shares on the NASDAQ.  Such date shall be referred to herein as the “Closing Date”.

2. WAIVER.  From and after the consummation of the Exchange and receipt of the Exchange Shares hereunder, the Investor hereby waives its right to receive the payment of principal or interest under the Investor Notes and any and all rights, title and interests under the Investor Notes and the Indenture.

3.	REPRESENTATIONS AND WARRANTIES

(a) Investor Representations and Warranties. The Investor hereby represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(i) The Investor has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly and validly authorized by its board of directors or other governing body, and no other proceedings on its part are necessary to authorize this Agreement or to consummate such transactions.  This Agreement has been duly and validly executed and delivered by the Investor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against such Investor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general principles governing the availability of equitable remedies.

(ii) The execution and delivery of this Agreement by the Investor does not, and the performance of this Agreement by the Investor shall not, (A) conflict with or violate its organizational documents, (B) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which it is a party or by which it is (or the Investor Notes held of record or beneficially owned by it are) bound or affected or (C) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Investor Notes held of record or beneficially owned by the Investor pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it (or the Investor Notes held of record or beneficially owned by it) is bound or affected, except, in the case of clauses (B) and (C) of this

Section 3(a)(ii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Investor of its obligations under this Agreement.

(iii) The execution and delivery of this Agreement by the Investor does not, and the performance of this Agreement by the Investor shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act of 1934, as amended (the “Exchange Act”) and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Investor of its obligations under this Agreement.

(iv) The Investor is beneficial owner of the Investor Notes and will transfer and deliver to the Company at the closing of the transactions contemplated hereunder valid title to the Investor Notes, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, preemptive or similar rights, agreements, limitations on the Investor’s voting rights, charges and other encumbrances of any nature whatsoever.

(v) The Investor is agreeing to exchange its Investor Notes and shall receive the Exchange Shares under this Agreement and pursuant to the Exchange for its own account solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution of the Exchange Shares in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).  The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Exchange Shares and is able to bear the economic risk of such investment. The Investor acknowledges that none of the Exchange Shares has been registered under the Securities Act and that such securities may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

(vi) The Investor is a qualified institutional buyer as defined in Rule 144A under the Securities Act or an accredited investor as defined in Rule 501(a) of the Securities Act.

(b) Company Representations and Warranties. The Company hereby represents and warrants to the Investor that, as of the date hereof and as of the Closing Date:

(i) The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by its board of directors or other governing body, and no other proceedings on its part are necessary to authorize this Agreement or to consummate such transactions.  This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general principles governing the availability of equitable remedies.

(ii) the Exchange and the issuance of the Exchange Shares is duly authorized and upon issuance in accordance with the terms of this Agreement, the Exchange Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof.

(iii) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, (A) conflict with or violate its organizational documents, (B) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which it is a party or by which it is bound or affected, except, in the case of clause (B) of this Section 3(b)(iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Company of its obligations under this Agreement.

(iv) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and the listing on of the Exchange Shares on the NASDAQ, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Company of its obligations under this Agreement.

4.	COVENANTS.

(a) Section 3(a)(9).  The Company represents that the exchange of the Investor Notes for the Exchange Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act and agrees not to take any position contrary to this Section 4(a).

(b) No Transfer.  Prior to the Closing Date, the Investor agrees to not dispose or attempt to dispose, directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, of any Investor Notes, or any right, power, or interest therein, including through any sale, gift, pledge, encumbrance, or creation of a security interest in any Investor Note.

(c) Investment Considerations and Legend.  The Investor understands the Exchange Shares have not been and will not be registered under the Securities Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration pursuant to Section 3(a)(9) of the Securities Act and, as such, the Exchange Shares will be subject to any transfer restiictions applicable to the Investor Notes. The Investor has not acted on behalf of the Company and has received no commission or remuneration from the Company. The Investor was not solicited by anyone on behalf of the Company to enter into this transaction, and it has not solicited any other investor of the Company's Notes to participate in a similar transaction. The Investor further agrees to the placement on certificates representing the Exchange Shares to be received by the 'Investor under this Agreement, of a legend substantially as set forth below, unless the Company determines otherwise in accordance with an opinion of counsel:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR NON-U.S. JURISDICTION AND MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF SUCH OTHER STATE OR NON-U.S. JURISDICTIONS. THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS."

5.	MISCELLANEOUS.

(a) Permission to Disclose.  The Investor hereby agrees and consents to the disclosure by the Company of this Agreement in connection with the Exchange or as otherwise required by law (including on a Form 8-K).

(b) Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(c) Entire Agreement.  This Agreement constitutes the entire agreement between the Company and the Investor with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Company and the Investor with respect to the subject matter hereof.

(d) Amendment. This Agreement may not be amended and no other actions may be taken under this Agreement except by an instrument in writing signed by the Company and the Investor.

(e) Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

(f) Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

If to the Investor, to the address specified on the signature page attached hereto.

With a copy to:

[Firm]

[Address]

Telephone:

Fax:

Attention:

If to the Company, to:

TetraLogic Pharmaceuticals Corporation

343 Phoenixville Pike

Malvern, PA 19355

Telephone: (610) 889-9900

Fax: (610) 889-9994

Attention: General Counsel

with a copy to:

Pepper Hamilton LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312-1183

Telephone: (610) 640-7825

Fax: (610) 640-7835

Attention: Jeffrey P. Libson, Esq.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

(h) MUTUAL WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Consent to Jurisdiction.  Each party (i) hereby irrevocably submits to the exclusive jurisdiction of the United States courts and New York State courts sitting in Manhattan, New York City, State of New York, for the purposes of any suit, action or proceeding arising out of or related to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 5(i) shall affect or limit any right to serve process in any other manner permitted by law.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

(k) Fees and Expenses.  Except as otherwise provided in this Agreement, each party shall bear its own expenses, including the fees and expenses of accountants, financial or other advisors or representatives engaged by it, incurred in connection with this Agreement and the transactions contemplated hereby.

(l) Survival of Representations, Warranties and Covenants.  The representations and warranties contained in or made pursuant to this Agreement shall survive the closing of the transactions contemplated hereunder without limitation.

(m) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors or assigns.

[Signature Pages Follow]

The Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY

By:
Pete A. Meyers
Chief Financial Officer and Treasurer

The Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR

WHITEBOX ADVISORS, LLC

Aggregate Principal Amount of Investor Notes to be Exchanged: $500,000

Number of Exchange Shares: 116,474

Transfer Agent/Broker Information: